ALION
SCIENCE AND TECHNOLOGY

Aligned with your needs.

October 28, 2014

ASOF II Investments, LLC
299 Park Avenue, 34th Floor
New York, NY 10171
Attention: Eric L. Schondorf
Email: eschondorf@american-securities.com

Phoenix Investment Adviser, LLC
420 Lexington Avenue, Suite 2040
New York, NY 10170
Attention: Jeffrey Peskind
Email: jlpeskind@phoenixinvadv.com

Dear Sirs:

Reference is made to that certain Amended and Restated Refinancing Support Agreement, by and among Alion Science and Technology Corporation ("Alion"), ASOF II Investments, LLC ("ASOF") and Phoenix Investment Adviser, LLC, on behalf of certain private funds and accounts managed by it ("Phoenix"), dated as of May 2, 2014 (as amended, the "RSA"). Reference is also made to that certain letter agreement, dated as of September 23, 2014 (the "Suspension Letter") by and among Alion, ASOF and Phoenix.

1750 Tysons Boulevard
Suite 1300
McLean, VA 22102
tel: 703.918.4480
fax: 703.714.6511
www.alionscience.com

Pursuant to Section 4.14(a) of the RSA, Alion was required to prepare and file with the SEC one or more "shelf" registration statements within fifteen (15) Business Days (as defined in the RSA) following August 18, 2014. On September 23, 2014, Alion, ASOF and Phoenix executed the Suspension Letter, pursuant to which the parties agreed to suspend Alion's obligation to file such "shelf" registration statements until November 7, 2014. Alion has determined, after consultation with ASOF and Phoenix, that it will seek to suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of October 1, 2014. In connection with such determination, Alion hereby requests that ASOF and Phoenix, in their capacities as Supporting Noteholders under the RSA, consent to a further suspension of Alion's obligations under Section 4.14(a) of the RSA to file a "shelf" registration statement until the date that is fifteen (15) Business Days following the date on which Alion again becomes subject to (or begins voluntarily filing the reports that would be required if the Company were subject to) the reporting obligations under Sections 13 or 15(d) of the Exchange Act.

If ASOF and Phoenix agree to the foregoing, please indicate so by signing where indicated below and returning a signed copy of this letter to us.

Sincerely,
ALION SCIENCE AND TECHNOLOGY CORPORATION

By: [signature]

Name: Barry M. Broadus
Title: Chief Financial Officer

Accepted and agreed as of the date above first written:

ASOF II INVESTMENTS, LLC

By: ______________________________
Name: Eric L. Schondorf
Title: General Counsel

PHOENIX INVESTMENT ADVISER, LLC

By: ______________________________
Name: Jeffrey Peskind
Title: Chief Investment Officer

Accepted and agreed as of the date above first written:

ASOF II INVESTMENTS, LLC

By: ______________________________
Name: Eric L. Schondorf
Title: General Counsel

PHOENIX INVESTMENT ADVISER, LLC

By: ______________________________
Name: Jeffrey Peskind
Title: Chief Investment Officer